UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 10, 2026

SR BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-41808	92-2601722
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

220 West Union Avenue, Bound Brook, New Jersey		08805
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (732) 560-1700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SRBK	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-SR2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01
Other Events

Mercadien, P.C. CPAs (“Mercadien”), which provides internal audit-related services to SR Bancorp, Inc (the “Company”) and Somerset Regal Bank (the “Bank”), has discovered a data security incident in which an unauthorized actor accessed and acquired certain files on Mercadien’s computer servers, which included certain Bank customer data.

Somerset Regal Bank’s business systems were not involved in or impacted by the incident.  The incident did not involve a disruption to the Bank’s operations, customer access to accounts or services, payment systems, or core information technology infrastructure. The information that Mercadien had on its computer servers included the name, social security number, account numbers, identification documents and/or date of birth for certain Bank customers.

The Bank is providing customer notifications through Mercadien, as required by applicable federal and state laws and regulatory guidance.

The Company remains committed to protecting its customers’ data.

As of the date of this disclosure, this incident has not had, and is not expected to have, a material impact on the Company’s consolidated financial condition or results of operations.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws, including, without limitation: the Company’s current beliefs, understanding, and expectations regarding the incident; statements regarding the nature and scope of the incident; the Company’s ongoing assessment of the extent, categories and volume of data that was accessed or exfiltrated; the Company’s ongoing efforts to assess and contain the threat, including the Company’s assessment of whether there is any ongoing unauthorized access to its systems; the availability and adequacy of the Company’s insurance coverage; and the reasonably likely impact of the incident on the Company’s business, operations, financial condition and results of operations. These statements are based on current information, estimates and assumptions and are subject to known and unknown risks and uncertainties. Actual results may differ materially from those expressed or implied by these forward-looking statements. Factors that could cause actual results to differ from those expressed in these forward-looking statements include the ongoing assessment of the incident; the potential publication or misuse of affected data by the threat actor or other parties; legal, regulatory, reputational, and financial risks resulting from the incident or additional cybersecurity incidents; and the risks described in the Company’s Annual Report on Form 10-K for the year ended June 30, 2025 and subsequent Quarterly Reports on Form 10-Q. Except as required by law, the Company undertakes no obligation to update these statements.

Item 9.01
Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Shell Company Transactions. Not applicable.

(d)	Exhibits. None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SR Bancorp, Inc.
DATE: July 10, 2026	By:	/s/ Christopher J. Pribula
Christopher J. Pribula
Chief Executive Officer